EXHIBIT 99

                                  PRESS RELEASE

     WOOD-RIDGE, NEW JERSEY, APRIL 28, 1997 -- 1st Bergen Bancorp
9NASDAQ/NMS:FBER), the holding company for South Bergen Savings Bank, announced net income for the first quarter ended March 31, 1997 of $504,000 compared to $207,000 for the same period last year and an increase of 9.09% over the $462,000 earned for the prior quarter.

     The $297,000 increase in earnings over the prior year is primarily attributable to a $569,000 increase in net interest income partially offset by a $50,000 increase in the provision for loan losses and increases in non-interest expenses and tax expenses of $71,000 and $172,000, respectively.

     The Company earned $0.18 cents per share for the quarter ended March 31, 1997 compared to $0.16 cents per share for the prior quarter. The Company completed its initial public offering on March 29, 1996 and accordingly, per share data is not applicable for the quarter ended March 31, 1996.

     Net interest income before provision for loan losses was $2.2 million for the three months ended March 31, 1997 as compared to $1.6 million for the three months ended March 31, 1996. The provision for loan losses was $175,000 for the quarter ended March 31, 1997 compared to $125,000 for the same quarter in the prior year. Non-interest income and non-interest expenses


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totalled $67,000 and $1.3 million, respectively, for the three months ended
March 31, 1997 as compared to $46,000 and $1.2 million, respectively, for the same period in the prior year.

     Total assets at March 31, 1997 were $252.3 million versus $247.1 million at December 31, 1996, an increase of 2.1%. Net loans totaled $121.9 million at March 31, 1997 compared to $123.8 million at December 31, 1996, a decrease of $1.9 million, 1.5%.

     The ratio of non-performing assets to total assets was .74% at March 31, 1997 as compared to 2.47% at March 31, 1996 and .83% at December 31, 1996. The continued improvement in the ratio of non-performing assets to total assets from December 31, 1996 to March 31, 1997 is due to a reduction in the Company's real estate owned (REO). Real estate owned totaled $226,000 at March 31, 1997 compared to $2.0 million at March 31, 1996 and $537,000 at December 31, 1996. The reduction in the real estate owned portfolio was due to the sale of properties during the quarter as management continued to implement its strategy of aggressively resolving non-performing assets.

     The Company, consistent in keeping with its franchise expansion program, opened its fourth retail office on March 22nd located at 339 Route 22, Montville, Morris County. the Company intends to continue its program to develop the Bank's franchise by establishing additional retail banking locations in areas which it believes can successfully market it products and services.


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                               1ST BERGEN BANCORP

            CONSOLIDATED STATEMENTS OF INCOME FOR THREE MONTHS ENDED


                                                     3/31/97          3/31/96
                                                   ----------       ----------
INTEREST INCOME:
  Loans .....................................      $2,560,617       $2,369,328
  Investments -- HTM ........................         708,861          633,187
  Securities -- AFS .........................         299,534          137,291
  MBS Securities -- HTM .....................         810,105          827,441
  MBS Securities -- AFS .....................          42,707           31,684
                                                   ----------       ----------
TOTAL INTEREST INCOME .......................       4,421,824        3,998,931

INTEREST EXPENSE:
  Deposits ..................................       2,213,162        2,359,372
  Advances from FHLB ........................               0                0
                                                   ----------       ----------
TOTAL INTEREST EXPENSE ......................       2,213,162        2,359,372

Net interest income before provision
  for loan losses ...........................       2,208,662        1,639,559
Provision for loan losses ...................         175,000          125,000
                                                   ----------       ----------
NET INTEREST INCOME AFTER PROVISION .........       2,033,662        1,514,559

NON-INTEREST INCOME:
  Loan fees and service charges .............          43,841           36,012
  Other .....................................          23,464           10,351
                                                   ----------       ----------
TOTAL NON-INTEREST INCOME ...................          67,305           46,363

NON-INTEREST EXPENSE:
  Compensation and employee benefits ........         712,499          575,803
  Occupancy .................................          72,531           77,469
  Equipment .................................         111,653           97,168
  Advertising ...............................          51,789           47,218
  Federal Insurance Premiums ................          34,873          118,694
  Net (loss) gain from REO ..................          (8,637)         107,676
  Insurance and bond premium ................          33,632           28,868
  Other Expenses ............................         299,575          184,206
                                                   ----------       ----------
TOTAL NON-INTEREST EXPENSES .................       1,307,915        1,237,102
                                                   ----------       ----------
Income before taxes .........................         793,052          323,820
Federal and State tax expense ...............         289,000          116,511
                                                   ----------       ----------
NET INCOME ..................................      $  504,052       $  207,309
                                                   ==========       ==========
Earnings Per Share ..........................      $      .18       $      N/A
                                                   ==========       ==========


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                               1ST BERGEN BANCORP

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                       3/31/97        12/31/96
                                                    ------------    ------------
ASSETS:
  Cash and due from banks ......................    $ 11,509,052    $  5,230,770
  Interest-bearing deposits in other banks .....       6,500,000       2,500,000
                                                    ------------    ------------
Total cash and cash equivalents ................      18,009,052       7,730,770

  Investment securities held to maturity .......      33,054,105      33,135,851
  Investment securities available for sale .....      19,410,582      19,603,938
  MBS securities held to maturity ..............      48,890,041      51,768,925
  MBS securities available for sale ............       2,763,899       2,817,001
  Loans receivable, net ........................     121,907,889     123,824,912
  Premises and Equipment .......................       3,048,665       2,699,113
  Real Estate owned ............................         225,997         536,700
  FHLB Stock ...................................       1,627,100       1,487,200
  Accrued interest and dividends receivable ....       1,282,128       1,466,434
  Deferred income taxes ........................       1,851,519       1,817,037
  Other Assets .................................         222,701         184,704
                                                    ------------    ------------
TOTAL ASSETS ...................................    $252,293,678    $247,072,585
                                                    ============    ============
LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES:
  Deposits .....................................     208,745,171     204,154,213
  Escrow .......................................         971,467         932,117
  Accrued income taxes .........................         880,679         591,679
  Other liabilities ............................         211,501         159,993
                                                    ------------    ------------
TOTAL LIABILITIES ..............................     210,808,818     205,838,002
TOTAL STOCKHOLDERS' EQUITY .....................      41,484,860      41,234,583
                                                    ------------    ------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY .......    $252,293,678    $246,072,585
                                                    ============    ============


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